UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000
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                       BROOKDALE LIVING COMMUNITIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
-------------------------------         -------           ----------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation)                          Number)           Identification Number)

330 North Wabash Avenue, Suite 1400, Chicago, Illinois            60611
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (312) 977-3700


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

          On May 18, 2000, Brookdale Living Communities, Inc. issued the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

         Exhibit
         Number          Description
         -------         -----------

          99.1           Press  Release of Brookdale  Living  Communities,  Inc.
                         dated May 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BROOKDALE LIVING COMMUNITIES, INC.
                                   ----------------------------------
                                   Registrant



Dated:  May 19, 2000               By:  /s/  Robert J. Rudnik
                                        ---------------------
                                        Robert J. Rudnik
                                        Executive Vice President/
                                        General Counsel